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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) January 31, 1997
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                             Abington Bancorp, Inc.
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               (Exact Name of Registrant as Specified in Charter)

     Massachusetts                    000-16018           04-3334127
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(State or other jurisdic-           (Commission           IRS Employer
 tion of incorporation)              File Number)         Identification Number)



                538 Bedford Street, Abington, Massachusetts 02351
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               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code  (617) 982-3200
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                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.
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          (a) The Plan of Reorganization and Acquisition (the "Plan") dated as of October 15, 1996 between Abington Bancorp, Inc. (the "Registrant") and Abington Savings Bank (the "Bank") became effective on January 31, 1997 (the "Effective Date"). The Plan was approved by the stockholders of the Bank on December 11, 1996, by the Board of Governors of the Federal Reserve System on December 13, 1996 and by the Commissioner of Banks of The Commonwealth of Massachusetts on January 13, 1997.

          Prior to the Effective Date, all issued and outstanding shares of the Registrant were owned by the Bank. Pursuant to the terms of the Plan, on the Effective Date the Registrant became the owner of all of the issued and outstanding shares of common stock of the Bank, and each issued and outstanding share of the Bank's common stock was automatically converted into one share of common stock of the Registrant. The shares of the Registrant's common stock which were outstanding and held by the Bank before the Effective Date have been canceled. Accordingly, the Bank is now a wholly-owned subsidiary of the Registrant and the common stock of the Registrant is now publicly held.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  Financial Statements of Business Acquired.

          Not Applicable.

     (b)  Pro Forma Financial Information.

          Not Applicable.

     (c)  Exhibits.

     2. Plan of Reorganization and Acquisition between Abington Bancorp, Inc. and Abington Savings Bank, dated October 15, 1996, incorporated herein by reference to Exhibit 2 to the Registration Statement on Form 8-A of the Registrant dated December 31, 1996.

     99.1 Press release dated January 31, 1997.

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     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        ABINGTON BANCORP, INC.



Date: February 7, 1997                  By: /s/ James P. McDonough
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                                                James P. McDonough
                                                President

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                                  EXHIBIT INDEX
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Exhibit
 No.                       Description
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   2.    Plan of Reorganization and Acquisition between Abington Bancorp, Inc.
         and Abington Savings Bank, dated October 15, 1996, incorporated herein by reference to Exhibit 2 to the Registration Statement on Form 8-A of the Registrant dated December 31, 1996.

   99.1  Press release dated January 31, 1997.

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